UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2006

NEWS OF CHINA INC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52276

(Commission File Number)

98-0471083

(IRS Employer Identification No.)

1855 Talleyrand, Suite 203A, Brossard, Quebec, Canada, J4W 2Y9

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (514) 586-3168

Inapplicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On December 31, 2006, we issued an aggregate of 1,750,000 shares of common stock to two (2) individuals, including our president, at a price of $0.01 per share for gross proceeds of $17,500. The common stock was issued to two (2) non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On December 31, 2006, we issued 250,000 shares of common stock at a price of $0.01 per share for gross proceeds of $2,500. The common stock was issued to one U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying on the exemptions from registration provided by Rule 504 of Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS OF CHINA INC.

/s/ Chenxi Shi

Chenxi Shi

President

Date: January 16, 2007